CERTAIN CONFIDENTIAL PORTIONS HAVE BEEN REDACTED FROM THIS EXHIBIT BECAUSE THEY ARE BOTH (i) NOT MATERIAL AND (ii) IS THE TYPE THAT THE COMPANY TREATS AS PRIVATE OR CONFIDENTIAL.  INFORMATION THAT HAS BEEN OMITTED HAD BEEN IDENTIFIED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***]”.

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0041-16
This Amendment No.1 [COM0651-17] (the "Amendment No. 1") dated as of May __, 2016 is between Embraer S.A. ("Embraer") and Horizon Air Industries, Inc. ("Buyer"), collectively referred to herein as the “Parties”, and constitutes an amendment and modification to Purchase Agreement COM0041-16 dated April 11, 2017 as amended from time to time (the "Purchase Agreement").
All capitalized terms not otherwise defined herein shall have the same meaning when used herein as provided in the Purchase Agreement and in case of any conflict between this Amendment No. 1 and the Purchase Agreement, this Amendment No. 1 shall control.

WHEREAS, Buyer is hereby confirming exercise of the first group of three (3) Option Aircraft under the Purchase Agreement;

WHEREAS, Embraer shall deliver and Buyer shall take delivery of these three (3) Aircraft in accordance with new delivery schedule contained in this Amendment No. 1 (including Attachment “E" hereto).

NOW, THEREFORE, for good and valuable consideration, which is hereby acknowledged by the Parties, Embraer and Buyer agree as follows:

1. DEFINITIONS

New articles 1.1.4.1 and 1.1.4.2 shall be inserted after article 1.1.4 as follows:

1.1.4.1    “Firm Aircraft" shall mean the thirty (30) EMBRAER 175 firm aircraft as described on article 2.1 of the Purchase Agreement.

1.1.4.2    “Confirmed Option Aircraft" shall mean the additional EMBRAER 175 aircraft that Buyer has confirmed the exercise of the option, as per terms of Article 21 and as set forth in Attachment “E".

2. SUBJECT
Article 2 of the Purchase Agreement shall be deleted and replaced as follows:

“Subject to the terms and conditions of this Agreement:

2.1    Embraer shall sell and deliver and Buyer shall purchase and take delivery of (30) Firm Aircraft and (3) Confirmed Option Aircraft;

2.2    Embraer shall provide to Buyer the Services and the Technical Publications as described in Attachment “B” to this Agreement; and

2.3     Buyer shall have the option to purchase up to thirty (30) Option Aircraft, in accordance with Article 21.

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0041-16

3. OPTION AIRCRAFT
Article 21 caput and Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:

“Subject to the payment of the Option Aircraft initial deposit set forth in Article 21.1, Buyer shall have the option to purchase thirty (30) additional Option Aircraft, to be delivered in accordance with the Option Aircraft contractual delivery dates contained in item 2 of Attachment “E” to this Agreement (each an “Option Aircraft Contractual Delivery Date"). The Option Aircraft will be supplied in accordance with the following terms and conditions:"

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4. ATTACHMENT CHANGE

As a result of the changes referred to in Article 3 above, Attachment E to the Purchase Agreement is hereby deleted and replaced in its entirety by Attachment E to this Amendment No. 1, which shall be deemed to be Attachment E for all purposes under the Purchase Agreement.
5. REINSTATEMENT OF PURCHASE AGREEMENT
All other provisions and conditions of the referenced Purchase Agreement, as well as its related Attachments and Letter Agreement, which are not specifically modified by this Amendment No. 1 shall remain in full force and effect without any change.

6. COUNTERPARTS

This Amendment No. 1 may be signed by the Parties hereto in any number of separate counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.
This Amendment No. 1 may be signed by facsimile with originals duly signed to follow by an internationally recognized courier.

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COM0651-17 Page 2 of #NUM_PAGES#
Amendment No.1 to PA COM0041-16

AMENDMENT No. 1 TO PURCHASE AGREEMENT COM0041-16

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 1 to be effective as of the date first written above.

EMBRAER S.A.    Horizon Air Industries, Inc.

By: _______________________        By: ________________________

Name:                        Name:

Title:                        Title:

By:________________________

Name:

Title:

Place: ______________________     Place: _____________________

COM0651-17 Page 3 of #NUM_PAGES#
Amendment No.1 to PA COM0041-16

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

1.Firm and Confirmed Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 5)

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Attachment “E” to Purchase Agreement COM0041-16 Page 1 of 2 Amendment No 1 (COM0651-17)

ATTACHMENT “E” AIRCRAFT DELIVERY SCHEDULE

2.Option Aircraft Delivery Schedule (ref. Purchase Agreement, Article 21)

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Attachment “E” to Purchase Agreement COM0041-16 Page 2 of 2 Amendment No 1 (COM0651-17)